Exhibit (a)(2)

Letter of Transmittal
to Tender Shares of Class A Common Stock
of
ION MEDIA NETWORKS, INC.
Pursuant to the Offer to Purchase
Dated May 4, 2007
at
$1.46 Net Per Share
(CUSIP Number of Class of Securities: 46205A103)

by
CIG MEDIA LLC
an affiliate of

CITADEL WELLINGTON LLC
CITADEL KENSINGTON GLOBAL STRATEGIES FUND LTD.
CITADEL LIMITED PARTNERSHIP
CITADEL INVESTMENT GROUP, L.L.C.
KENNETH GRIFFIN

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, AT THE END OF FRIDAY, JUNE 1, 2007, UNLESS THE OFFER IS EXTENDED.

The Depositary For The Offer Is:

THE BANK OF NEW YORK

By Mail: The Bank of New York ION Media Networks, Inc. P.O. Box 859208 Braintree, MA 02185-9208	By Facsimile Transmission:
(For Eligible Institutions Only)
781-930-4939
To Confirm Facsimile Only:
781-930-4900
By Hand
The Bank of New York
Reorganization Services
101 Barclay Street
Receive and Deliver Window
Street Level
New York, NY 10286	By Overnight Courier: The Bank Of New York ION Media Networks, Inc. 161 Bay State Drive Braintree, MA 02184

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as Name(s) appear(s) on Share Certificate(s))	Share Certificate(s) Tendered (Attach additional list if necessary)
	Share Certificate Numbers*	Total Number of Shares Evidenced by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by stockholders tendering shares by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares evidenced by the listed share certificates delivered to the Depositary are being tendered. See Instruction 4.
□	Check the box if any certificate(s) has/have been lost, stolen or destroyed. See Instruction 9.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY FOR THE OFFER. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by stockholders of outstanding shares of Class A common stock, par value $0.001 per share (the ‘‘Shares’’), of ION Media Networks, Inc. (the ‘‘Company’’) either if certificates evidencing Shares (the ‘‘Share Certificates’’) are to be forwarded herewith, or if delivery of Shares is to be made by book-entry transfer to the account of The Bank of New York (the ‘‘Depositary’’) at the Depository Trust Company (the ‘‘Book-Entry Transfer Facility’’) pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase, dated May 4, 2007 (the ‘‘Offer to Purchase’’). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

If (i) Share Certificates are not immediately available; (ii) Share Certificates and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase); or (iii) the procedure for book-entry transfer cannot be completed on a timely basis, stockholders must deliver their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution: ________________________________________________

Account Number: ____________________________________________________________

Transaction Code Number: ______________________________________________________

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Check Box:

Account Number:

Transaction Code Number:

NOTE:	SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to CIG Media LLC, a Delaware limited liability company (including any successor thereto, ‘‘Purchaser’’) the above-described shares of Class A common stock, par value $0.001 per share (‘‘Shares’’), of ION Media Networks, Inc., a Delaware corporation (the ‘‘Company’’), pursuant to Purchaser’s offer to purchase any and all outstanding Shares at $1.46 per Share, net to the seller in cash (subject to applicable withholding taxes), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 4, 2007 (the ‘‘Offer to Purchase’’), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the ‘‘Offer’’). Purchaser is owned by Citadel Wellington LLC and Citadel Kensington Global Strategies Fund Ltd. Citadel Limited Partnership (‘‘CLP’’) is the non-member manager of Purchaser, and, in such capacity, makes all of the investment decisions for Purchaser. Citadel Investment Group, L.L.C. (‘‘CIG’’) is the general partner of CLP. Kenneth Griffin is the President and Chief Executive Officer of CIG and owns a controlling interest in CIG. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

Subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer (collectively, ‘‘Distributions’’) and irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of Purchaser as attorneys-in-fact and proxies of the undersigned, in the manner set forth in this Letter of Transmittal, each with full power of substitution, to the full extent of the undersigned’s rights with respect to (i) the Shares tendered by the undersigned and accepted for payment by Purchaser and (ii) any and all Distributions in respect of such tendered and accepted Shares. All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares and Distributions in respect of such tendered and accepted Shares will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to Shares and Distributions in respect of such Shares for which the appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s stockholders, and Purchaser reserves the right to require that in order for Shares or Distributions in respect of such Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares. The foregoing proxies are effective only upon acceptance for payment of Shares pursuant to the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, and that the undersigned is not prohibited or restricted from tendering Shares and all Distributions in the Offer by the terms of such Shares or any contracts, agreements, arrangements or understandings to which the undersigned is subject, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances (other than those resulting from action of Purchaser or any of its subsidiaries), and that none of such Shares and Distributions will be subject to any adverse claim (other than those resulting from action of Purchaser or any of its affiliates). The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser, all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that the undersigned owns all Shares being tendered and is not prohibited or restricted from tendering such tendered Shares in the Offer.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:

Check

Share Certificate(s) to:

Name: ______________________________________

(Print)

Address: ____________________________________

____________________________________________

                                                                (Include Zip Code)
____________________________________________

(Taxpayer Identification or
Social Security Number)
(See Substitute Form W-9 Included Herein)

Credit Shares delivered by book-entry transfer and not purchased to the stockholder’s Book-Entry Transfer Facility Account.

Account Number

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under ‘‘Description of Shares Tendered.’’

Mail:

Check

Share Certificate(s) to:

Name:

(Print)

Address:

                                                               (Include Zip Code)

(Taxpayer Identification or
Social Security Number)
(See Substitute Form W-9 Included Herein)

IMPORTANT:
STOCKHOLDERS
SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

Signature(s) of Holder(s)

Date:                                     , 2007

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name: __________________________________________________________________________________

(Please Print)

Capacity (full title): ________________________________________________________________________

Address: ________________________________________________________________________________

       __________________________________________________________________________________

       __________________________________________________________________________________

(Include Zip Code)

Area Code and Tel. No.:  ____________________________________________________________________

Tax Identification or
Social Security Number: ____________________________________________________________________

(See Substitute Form W-9 Included Herein)

Guarantee of Signature(s)
(If Required — See Instructions 1 and 5)
For Use By Financial Institutions Only.
Place Medallion Guarantee in Space Below.

Authorized Signature: ______________________________________________________________________

Name: __________________________________________________________________________________

Name of Firm: ____________________________________________________________________________

Address: ________________________________________________________________________________

(Include Zip Code)

Area Code and Tel No.: ________________________________________________

Date:                                 , 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or any other ‘‘eligible guarantor institution’’ (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an ‘‘Eligible Institution’’). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled ‘‘Special Payment Instructions’’ or ‘‘Special Delivery Instructions’’ on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Shares.

This Letter of Transmittal is to be used if share certificates representing one or more Shares (the ‘‘Share Certificates’’) are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) Share Certificates representing tendered Shares in proper form for tender, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days of the date of execution of such Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase.

The term ‘‘Agent’s Message’’ means a message, transmitted by the Book-Entry Transfer Facility to and received by the Depositary and forming a part of a Book-Entry Confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of this Book-Entry Confirmation, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce this agreement against the participant. The term ‘‘Book-Entry Confirmation’’ means the Share Certificates or confirmation of a book-entry transfer of the Shares into the Depositary’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in the Offer to Purchase.

The method of delivery of this Letter of Transmittal, share certificates and all other required documents, including delivery through any book-entry transfer facility, is at the election and sole risk of the undersigned, and the delivery will be deemed made only when actually received by the depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the undersigned waives any right to receive any notice of the acceptance for payment of the Shares.

All questions as to validity, form, eligibility (including time of receipt) and acceptance for payment of any tendered Shares will be determined by Purchaser, in its sole discretion, which determination will be final and binding on all parties.

3.    Inadequate Space.

If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).

If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled ‘‘Number of Shares Tendered.’’ In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6.    Stock Transfer Taxes.

Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

7.    Special Payment and Delivery Instructions.

If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under ‘‘Special Payment Instructions.’’ If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.    Substitute Form W-9.

Under the federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (‘‘TIN’’) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Substitute Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual, or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from Internal Revenue Service’s website at the following address: http://www.irs.gov/pub/irs-pdf/fw8ben.pdf.

All tendering stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. For further information concerning backup withholding see the ‘‘IMPORTANT TAX INFORMATION’’ section below.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ‘‘IMPORTANT TAX INFORMATION’’ SECTION BELOW AND THE ENCLOSED ‘‘GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9’’ FOR ADDITIONAL DETAILS.

9.    Mutilated, Lost, Stolen or Destroyed Certificates.

Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact American Stock Transfer & Trust Company, the Company’s transfer agent, at (866) 668-6550. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

10.    Waiver of Conditions.

Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its reasonable discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

11.    Requests for Assistance or Additional Copies.

Any questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent.

Important: This Letter of Transmittal (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and share certificates or confirmation of Book-Entry transfer and all other required documents) or a properly completed and duly executed notice of guaranteed delivery must be received by the depositary prior to the expiration date (As defined in the offer to purchase).

IMPORTANT TAX INFORMATION

Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (‘‘IRS’’) and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed ‘‘Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.’’

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form below certifying, under penalties of perjury, (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Depositary

United States stockholders are required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the ‘‘Awaiting TIN’’ box in Part II, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the ‘‘Awaiting TIN’’ box is checked in Part II and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days.

PAYOR’S NAME:    The Bank of New York

Substitute
Form W-9	Name:

Address:
(Number and Street)

(City)(State)(ZipCode)

Department of the	Check appropriate box:
Treasury	Individual/Sole Proprietor	Corporation	Exempt from
Internal Revenue Service	Partnership	Other (specify)	Backup Withholding

Request for Taxpayer Identification Number (TIN) and Certification	Part I—Please provide your taxpayer or employee identification number in the space at right. If awaiting TIN, write ‘‘Applied For.’’	SSN: or EIN:
Part II—Awaiting TIN
Part III—Certification. Under penalty of perjury, I certify that:
(1)   The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)   I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)   I am a United States person (including a United States resident alien).
Certification Instruction—You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Sign Here	Signature:
Date:

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature:	Date:

Any questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at the address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, New York 10022

Shareholders Call Toll-Free at: (888) 750-5834
Banks and Brokers Call Collect at: (212) 750-5833